UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2022

Crown Castle International Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway Houston, TX	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 8, 2022, Crown Castle International Corp., a Delaware corporation (“Borrower”), entered into Amendment No. 7 (“Amendment”) among the Borrower, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A. (“JPM”), as administrative agent, to the Credit Agreement dated as of January 21, 2016 (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the lenders and issuing banks from time to time party thereto and JPM, as administrative agent.

The Amendment provides for, among other things, (a) the extension of the maturity date, from June 18, 2026 to July 8, 2027 (“Extension”), of the Borrower’s existing revolving credit facility (“Existing Revolving Credit Facility”) and existing term loan facility, each as provided under the Credit Agreement, (b) an increase to the aggregate commitments under the Existing Revolving Credit Facility from $5,000,000,000 to $7,000,000,000, (c) certain modifications to a specified “key performance indicator”, (d) an increase of the cap on incremental facilities under the Existing Revolving Credit Facility from $2,500,000,000 to $3,500,000,000 and (e) the replacement of the LIBOR pricing benchmark with a Term SOFR pricing benchmark.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01, which is incorporated by reference into this Item 2.03.

ITEM 8.01 — OTHER EVENTS.

On July 8, 2022, the Borrower issued a press release announcing the effectiveness of the Amendment. The July 8, 2022 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 7 dated as of July 8, 2022, among Crown Castle International Corp., the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, to the Credit Agreement dated as of January 21, 2016, by and among Crown Castle International Corp., the lenders and issuing banks from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent

99.1	Press Release dated July 8, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
Name: Kenneth J. Simon
Title: Executive Vice President and General Counsel

Date: July 8, 2022